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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 21, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

          Delaware                      000-20201                06-0967107
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

             1924 Pearman Dairy Road Anderson, South Carolina 29625
               (Address of principal executive offices) (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

Effective as of August 21, 2006, Hampshire Group, Limited (the "Company") entered into an indemnification agreement (the "Indemnification Agreement") with Jonathan Norwood in connection with Mr. Norwood's appointment as the Company's interim treasurer and principal accounting officer and continued service as the Company's chief financial officer. The Indemnification Agreement provides, among other things, that the Company will indemnify Mr. Norwood if Mr. Norwood was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that Mr. Norwood is or was or has agreed to serve at the request of the Company as a director, officer, employee or agent of the Company or, while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, trustee, employee or agent of or in any other capacity with another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, or with respect to any action involving any of the individuals that are subjects of the Company's investigation (the "Investigation") described in the Form 8-K filed by the Company on June 22, 2006 (the Company's indemnification also extends to Mr. Norwood's family members); provided, that Mr. Norwood acted in good faith and in a manner Mr. Norwood reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe Mr. Norwood's conduct was unlawful. In addition, the Company is required to advance expenses on behalf of Mr. Norwood in connection with Mr. Norwood's defense of any such claim; provided, that Mr. Norwood undertakes in writing to repay such amounts to the extent that it is ultimately determined that Mr. Norwood is not entitled to indemnification by the Company. The Indemnification Agreement is filed as
Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Also on August 21, 2006, the Company entered into a letter agreement (the "Letter Agreement") with Mr. Norwood that provides, among other things, that the Company will compensate Mr. Norwood, in the event that Mr. Norwood is not at such time employed by the Company, for time spent by Mr. Norwood and certain expenses incurred by him in connection with the Investigation in general and any action, suit or proceeding arising from the Investigation at an hourly rate equal to the greater of (x) Mr. Norwood's final total compensation hourly rate, taking into account Mr. Norwood's annual base salary as in effect prior to the termination of his employment and assuming 2,080 annual work hours, multiplied by 1.0765 or (y) such other amount as may be agreed to by Mr. Norwood and approved by the Company's Board of Directors. The Letter Agreement is filed as
Exhibit 10.2 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

     None.

(b)  Pro Forma Financial Information.

     None.

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(c)  Shell Company Transactions.

     None.

(d)  Exhibits.

     Exhibit 10.1 -- Indemnification Agreement, dated as of August 21, 2006, by and between Jonathan Norwood and Hampshire Group, Limited.

     Exhibit 10.2 -- Letter Agreement, dated August 21, 2006, by and between Jonathan Norwood and Hampshire Group, Limited.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  HAMPSHIRE GROUP, LIMITED


                                  By: /s/ Heath L. Golden
                                      ------------------------------------------
                                      Name: Heath L. Golden
                                      Title: Vice President and General Counsel


Dated: August 24, 2006


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